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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported):   December 12, 2005


                         BURLINGTON RESOURCES INC.
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           (Exact name of registrant as specified in its charter)


           DELAWARE                     1-9971               91-1413284
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 (State or other jurisdiction         (Commission          (IRS Employer
       of incorporation)             File Number)       Identification No.)


     717 TEXAS AVENUE, SUITE 2100, HOUSTON, TEXAS                77002
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      (Address of principal executive offices)                 (Zip Code)

     Registrant's telephone number, including area code: (713) 624-9000


                               NOT APPLICABLE
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        Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Burlington Resources Inc., a Delaware corporation (the "Company"), has entered into an Agreement and Plan of Merger, dated as of December 12, 2005 (the "Merger Agreement"), by and among ConocoPhillips, a Delaware corporation ("Parent"), Cello Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and the Company, pursuant to which the Company will merge with and into Merger Sub, with Merger Sub as the surviving corporation (the "Merger"). The Company's Board of Directors has approved the Merger and the Merger Agreement.

     Pursuant to the terms of the Merger Agreement, each share of common stock, par value $0.01, of the Company ("Company Common Stock") (other than shares owned by ConocoPhillips, Merger Sub or the Company) will be converted into the right to receive (1) 0.7214 of a share of common stock, par value $0.01, of ConocoPhillips ("ConocoPhillips Common Stock") and (2) $46.50 in cash. At the Effective Time, each outstanding option to purchase Company Common Stock will be converted into a fully vested replacement option to purchase ConocoPhillips Common Stock.

     Consummation of the Merger is subject to customary conditions, including (i) approval of the holders of Company Common Stock, (ii) absence of any law or order prohibiting the consummation of the Merger, and (iii) expiration or termination of the Hart-Scott-Rodino waiting period and certain other regulatory approvals. In addition, each party's obligation to consummate the Merger is subject to certain other conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) compliance of the other party with its covenants, and (iii) the delivery of customary opinions from counsel to the Company and counsel to ConocoPhillips that the Merger will qualify as a reorganization under Section 368(a) of the Code. The Merger does not require the approval of ConocoPhillips stockholders. The Merger Agreement contains termination rights for each of ConocoPhillips and the Company, and it provides for the Company to pay to ConocoPhillips a termination fee of $1.0 billion under certain circumstances described in the Merger Agreement.

     The Merger Agreement is filed pursuant to Item 9.01. The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement which is filed as an exhibit hereto, and is incorporated herein by reference.


             CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING
       INFORMATION FOR THE PURPOSE OF "SAFE HARBOR" PROVISIONS OF THE
              PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

     Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as "estimates, "expects," "projects," "plans," and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by Burlington Resources shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of Burlington Resources operations into ConocoPhillips will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of ConocoPhillips' and Burlington Resources' reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Burlington Resources Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                           ADDITIONAL INFORMATION

     In connection with the proposed transaction, ConocoPhillips will file a Form S-4, Burlington Resources will file a proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE FORM S-4 AND THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. Investors may obtain a free copy of the Form S-4 and the proxy statement (when available) and the other documents free of charge at the website maintained by the SEC at www.sec.gov.

     ConocoPhillips, Burlington Resources and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Burlington Resources' stockholders in connection with the merger. Information about the directors and executive officers of ConocoPhillips and their ownership of ConocoPhillips stock will be set forth in the proxy statement for ConocoPhillips' 2006 Annual Meeting of Stockholders. Information about the directors and executive officers of Burlington Resources and their ownership of Burlington Resources stock is set forth in Burlington Resources's proxy statement for its 2005 annual meeting, which was filed with the SEC on March 10, 2005. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger when they become available.

     Investors should read the Form S-4 and proxy statement carefully when they become available before making any voting or investment decision.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     The following is furnished as an Exhibit to this report:

     2.1 Agreement and Plan of Merger, dated as of December 12, 2005, by and among ConocoPhillips, Cello Acquisition Corp. and Burlington Resources Inc.

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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Burlington Resources Inc.

Dated: December 13, 2005           By:   /s/ Frederick J. Plaeger II
                                       -------------------------------------
                                       Name: Frederick J. Plaeger II
                                       Title: Vice President and General
                                       Counsel

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                               EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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2.1               Agreement and Plan of Merger, dated as of December
                  12, 2005, by and among ConocoPhillips, Cello Acquisition
                  Corp. and Burlington Resources Inc.